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Exhibit 3.1(q)

State of North Carolina
Department of the Secretary of State

ARTICLES OF INCORPORATION

        Pursuant to §55-2-02 of the General Statutes of North Carolina, the undersigned does hereby submit these Articles of Incorporation for the purpose of forming a business corporation.

1.
The name of the corporation is Crossmann Communities of North Carolina, Inc.

2.
The corporation is authorized to issue 100 shares. These shares shall be: (check a or b)

a.
☒    all of one class, designated as common stock; or

b.
☐    divided into classes or series within a class as provided in the attached schedule, in accordance with NCGS §55-6-01.

3.
The street address and county of the initial registered office of the corporation is:

  Number and Street 9600 Mountain Ivy Court

  City, State, Zip Code Charlotte, North Carolina 28210 Mecklenburg County

4.
The mailing address if different from the street address of the initial registered office is:

5.
The name of the initial registered agent is: Robert Volles

6.
Any other provisions which the corporation elects to include are attached.

7.
The name and address of each incorporator are as follows:

    Steven K. Humke
    One American Square
    Box 82001
    Indianapolis, IN 46282

8.
These articles will be effective upon filing, unless a date and/or time is specified:

Dated this the 1st day of May, 1998.

/s/ STEVEN K. HUMKE Steven K. Humke

State of North Carolina

Department of the Secretary of State

ARTICLES OF MERGER OR SHARE EXCHANGE

        Pursuant to §55-11-05 of the General Statutes of North Carolina, the undersigned corporation as the surviving corporation in a merger or the acquiring corporation in a share exchange, as the case may be, hereby submits the following Articles of Merger or Share Exchange.

1.
The name of the surviving or acquiring corporation is Crossmann Communities of North Carolina, Inc., a corporation organized under the laws of North Carolina; the name of the merged or acquired corporation is Buck Creek Development, Inc., a corporation organized under the laws of South Carolina.

2.
Attached is a copy of the Plan of Merger or Share Exchange that was duly adopted in the manner prescribed by law by the board of directors of each of the corporations participating in the merger or share exchange.

3.
With respect to the surviving/acquiring corporation (check either a or b, whichever is applicable):

a.
☐    Shareholder approval was not required for the merger or share exchange.

b.
☒    Shareholder approval was required for the merger or share exchange, and the merger or share exchange was approved by the shareholders as required by Chapter 55 of the North Carolina General Statutes.

4.
With respect to the merged/acquired corporation (check either a or b, whichever is applicable):

a.
☐    Shareholder approval was not required for the merger or share exchange.

b.
☒    Shareholder approval was required for the merger or share exchange, and the merger or share exchange was approved by the shareholders as required by Chapter 55 of the North Carolina General Statutes.

5.
These articles will be effective upon filing, unless a delayed date and/or time is specified: 12:01 am on June 1, 1998.

This the 29 day of May, 1998.

CROSSMANN COMMUNITIES OF NORTH CAROLINA, INC.
/s/ JENNIFER A. HOLIHER Signature
/s/ Jennifer A. Holiher, Secretary Type or Print Name and Title

NOTES

1.
Filing fee is $50. This document and one exact or conformed copy of these articles must be filed with the Secretary of State.

2.
Certificate(s) of Merger must be filed pursuant to the requirements of NCGS §47-18.1.

CORPORATIONS DIVISION	300 N. SALISBURY ST.	RALEIGH, NC 27603-5909

PLAN OF MERGER

        The following sets forth the Plan of Merger ("Plan") of Crossmann Communities of North Carolina, Inc., a North Carolina corporation ("Surviving Corporation"), and Buck Creek Development, Inc., a South Carolina corporation ("Merging Corporation"), by which the Merging Corporation shall be merged with and into the Surviving Corporation.

        1.     The Surviving Corporation is a corporation duly incorporated, validly existing and in good standing under the laws of the State of North Carolina, with authorized capital stock consisting of 100 shares of common stock, all of which are validly issued and outstanding ("Surviving Corporation Shares"). All of the Surviving Corporation Shares are owned by Crossmann Communities, Inc., a corporation validly existing under the laws of the State of Indiana.

        2.     The Merging Corporation is a corporation duly incorporated, validly existing and in good standing under the laws of the State of South Carolina, with authorized capital stock consisting of 100,000 shares of common stock ("Merging Corporation Shares"), 1,000 of which are validly issued and outstanding. The outstanding Merging Corporation Shares are owned by James T. Callihan, Ralph R. Teal, Jr., and Jeffrey H. Skelley.

        3.     The Board of Directors of the Surviving Corporation and the Board of Directors of the Merging Corporation, respectively, have determined that it is desirable and in the best interests of the Surviving Corporation and the Merging Corporation that they be merged with and into the Surviving Corporation pursuant to the terms and conditions contained herein ("Merger") and have each, by resolutions duly adopted, approved the Merger and this Plan and have recommended that the Merger to be approved by the shareholders of each corporation.

        4.     The shareholders of the Surviving Corporation and the Merging Corporation have approved the Merger and this Plan by unanimous written consent and agreement.

        5.     The Merger shall become effective at 12:01 am on June 1, 1998, and such date and time shall be the "Effective Time" referred to in this Plan.

        6.     Articles of Merger shall be executed and filed with the Secretary of State of the State of North Carolina and the Secretary of State of South Carolina as provided, respectively, in the North Carolina Business Corporation Act ("NCBCA") and the South Carolina Business Corporation Act of 1988 ("SCBCA"). The Merger shall not be effective until the Effective Time.

        7.     The Surviving Corporation and the Merging Corporation shall be merged with and into the Surviving Corporation and the separate corporate existence of the Merging Corporation shall cease. The effect of the Merger shall be as provided under the NCBCA and the SCBCA. The Articles of Incorporation and the By-Laws of the Surviving Corporation in effect immediately prior to the Effective Time shall continue to be the Articles of Incorporation and By-Laws of the Surviving Corporation after the Effective Time. The directors and officers of the Surviving Corporation immediately prior to the Effective Time shall continue to serve in their capacity as the directors and officers of the Surviving Corporation following the Effective Time until their successors shall have been duly elected or appointed and qualified in the manner provided in the Articles of Incorporation and By-Laws of the Surviving Corporation, or as otherwise provided by the applicable provisions of the NCBCA.

        8.     As of the Effective Time, by virtue of the Merger and by operation of law, each Merging Corporation Share outstanding immediately prior to the Effective Time shall be converted into the right to receive cash, common shares of Crossmann Communities, Inc., and options to purchase common shares of Crossmann Communities, Inc., and all certificates representing Merging Corporation shares shall be deemed canceled and shall represent only the right to receive such consideration.

        9.     As of the Effective Time, by virtue of the Merger and by operation of law, each Surviving Corporation Share issued and outstanding at the Effective Time shall continue to be one issued and outstanding Surviving Corporation Share.

        10.   As of the closing of this Merger, the Merging Corporation shall deliver and surrender to the Surviving Corporation all Merging Corporation Shares issued and outstanding immediately prior to the Closing, and to the extent that such certificates are not available, the Merging Corporation shall execute such affidavits and indemnities and provide such bonds as the Surviving Corporation may reasonably require. Each certificate so surrendered shall forthwith be canceled.

State of North Carolina

Department of the Secretary of State

ARTICLES OF MERGER OR SHARE EXCHANGE

        Pursuant to §55-11-05 of the General Statutes of North Carolina, the undersigned corporation as the surviving corporation in a merger or the acquiring corporation in a share exchange, as the case may be, hereby submits the following Articles of Merger or Share Exchange.

1.
The name of the surviving or acquiring corporation is Crossmann Communities of North Carolina, Inc., a corporation organized under the laws of North Carolina; the name of the merged or acquired corporation is River Oaks Golf Development Corporation, a corporation organized under the laws of South Carolina.

2.
Attached is a copy of the Plan of Merger or Share Exchange that was duly adopted in the manner prescribed by law by the board of directors of each of the corporations participating in the merger or share exchange.

3.
With respect to the surviving/acquiring corporation (check either a or b, whichever is applicable):

a.
☐    Shareholder approval was not required for the merger or share exchange.

b.
☒    Shareholder approval was required for the merger or share exchange, and the merger or share exchange was approved by the shareholders as required by Chapter 55 of the North Carolina General Statutes.

4.
With respect to the merged/acquired corporation (check either a orb, whichever is applicable):

a.
☐    Shareholder approval was not required for the merger or share exchange.

b.
☒    Shareholder approval was required for the merger or share exchange, and the merger or share exchange was approved by the shareholders as required by Chapter 55 of the North Carolina General Statutes.

5.
These articles will be effective upon filing, unless a delayed dale and/or time is specified: 12:01 am on June 1, 1998.

This the 29 day of May, 1998.

CROSSMANN COMMUNITIES OF NORTH CAROLINA, INC.
/s/ JENNIFER A. HOLIHER Signature
Jennifer A. Holiher, Secretary Type or Print Name and Title

NOTES:

6.
Filing fee is $50. This document and one exact or conformed copy of these articles must be filed with the Secretary of State.

7.
Certificate(s) of Merger must be filed pursuant to the requirements of NCGS §47-18.1.

CORPORATIONS DIVISION	300 N. SALISBURY ST.	RALEIGH, NC 27603-5909

PLAN OF MERGER

        The following sets forth the Plan of Merger ("Plan") of Crossmann Communities of North Carolina, Inc., a North Carolina corporation ("Surviving Corporation"), and River Oaks Golf Development Corporation, a South Carolina corporation ("Merging Corporation"), by which the Merging Corporation shall be merged with and into the Surviving Corporation.

        1.     The Surviving Corporation is a corporation duly incorporated, validly existing and in good standing under the laws of the State of North Carolina, with authorized capital stock consisting of 100 shares of common stock, all of which are validly issued and outstanding ("Surviving Corporation Shares"). All of the Surviving Corporation Shares are owned by Crossmann Communities, Inc., a corporation validly existing under the laws of the State of Indiana.

        2.     The Merging Corporation is a corporation duly incorporated, validly existing and in good standing under the laws of the State of South Carolina, with authorized capital stock consisting of 100,000 shares of common stock ("Merging Corporation Shares"), 1,000 of which are validly issued and outstanding. The outstanding Merging Corporation Shares are owned by James T. Callihan, Ralph R. Teal, Jr., Jeffrey H. Skelley, Charles D. Floyd, and Ralph C. Jones.

        3.     The Board of Directors of the Surviving Corporation and the Board of Directors of the Merging Corporation, respectively, have determined that it is desirable and in the best interests of the Surviving Corporation and the Merging Corporation that they be merged with and into the Surviving Corporation pursuant to the terms and conditions contained heroin ("Merger") and have each, by resolutions duly adopted, approved the Merger and this Plan and have recommended that the Merger to be approved by the shareholders of each corporation.

        4.     The shareholders of the Surviving Corporation and the Merging Corporation have approved the Merger and this Plan by unanimous written consent and agreement.

        5.     The Merger shall become effective at 12:01 am on June 1, 1998, and such date and time shall be the "Effective Time" referred to in this Plan.

        6.     Articles of Merger shall be executed and filed with the Secretary of State of the State of North Carolina and the Secretary of State of South Carolina as provided, respectively, in the North Carolina Business Corporation Act ("NCBCA") and the South Carolina Business Corporation Act of 1988 ("SCBCA"). The Merger shall not be effective until the Effective Time.

        7.     The Surviving Corporation and the Merging Corporation shall be merged with and into the Surviving Corporation and the separate corporate existence of the Merging Corporation shall cease. The effect of the Merger shall be as provided under the NCBCA and the SCBCA. The Articles of Incorporation and the By-Laws of the Surviving Corporation in effect immediately prior to the Effective Time shall continue to be the Articles of Incorporation and By-Laws of the Surviving Corporation after the Effective Time. The directors and officers of the Surviving Corporation immediately prior to the Effective Time shall continue to serve in their capacity as the directors and officers of the Surviving Corporation following the Effective Time until their successors shall have been duly elected or appointed and qualified in the manner provided in the Articles of Incorporation and By-Laws of the Surviving Corporation, or as otherwise provided by the applicable provisions of the NCBCA.

        8.     As of the Effective Time, by virtue of the Merger and by operation of law, each Merging Corporation Share outstanding immediately prior to the Effective Time shall be converted into the right to receive cash and common shares of Crossmann Communities, Inc., and all certificates representing Merging Corporation shares shall be deemed canceled and shall represent only the right to receive such consideration.

        9.     As of the Effective Time, by virtue of the Merger and by operation of law, each Surviving Corporation Share issued and outstanding at the Effective Time shall continue to be one issued and outstanding Surviving Corporation Share.

        10.   As of the closing of this Merger, the Merging Corporation shall deliver and surrender to the Surviving Corporation all Merging Corporation Shares issued and outstanding immediately prior to the Closing, and to the extent that such certificates are not available, the Merging Corporation shall execute such affidavits and indemnities and provide such bonds as the Surviving Corporation may reasonably require. Each certificate so surrendered shall forthwith be canceled.

State of North Carolina

Department of the Secretary of State.

ARTICLES OF MERGER OR SHARE EXCHANGE

        Pursuant to §55-11-05 of the General Statutes of North Carolina, the undersigned corporation as the surviving corporation in a merger or the acquiring corporation in a share exchange, as the case may be, hereby submits the following Articles of Merger or Share Exchange.

1.
The name of the surviving or acquiring corporation is Crossmann Communities of North Carolina, Inc., a corporation organized under the laws of North Carolina; the name of the merged or acquired corporation is CTS Communications, Inc., a corporation organized under the laws of South Carolina.

2.
Attached is a copy of the Plan of Merger or Share Exchange that was duly adopted in the manner prescribed by law by the board of directors of each of the corporations participating in the merger or share exchange.

3.
With respect to the surviving/acquiring corporation (check either a or b, whichever is applicable):

a.
☐    Shareholder approval was not required for the merger or share exchange.

b.
☒    Shareholder approval was required for the merger or share exchange, and the merger or share exchange was approved by the shareholders as required by Chapter 55 of the North Carolina General Statutes.

4.
With respect to the merged/acquired corporation (check either a or b, whichever is applicable):

a.
☐    Shareholder approval was not required for the merger or share exchange.

b.
☒    Shareholder approval was required for the merger or share exchange, and the merger or share exchange was approved by the shareholders as required by Chapter 55 of the North Carolina General Statutes.

5.
These articles will be effective upon filing, unless a delayed date and/or time is specified: 12:01 am on June 1, 1998.

This the 29 day of May, 1998.

CROSSMANN COMMUNITIES OF NORTH CAROLINA, INC.
/s/ JENNIFER A. HOLIHER, Secretary Signature
Jennifer A. Holiher, Secretary Type or Print Name and Title

NOTES:

1.
Filing fee is $50. This document and one exact or conformed copy of these articles must be filed with the Secretary of State.

2.
Certificate(s) of Merger must be filed pursuant to the requirements of NCGS §47-18.1.

CORPORATIONS DIVISION	300 N. SALISBURY ST.	RALEIGH, NC 27603-5909

PLAN OF MERGER

        The following acts forth the Plan of Merger ("Plan") of Crossmann Communities of North Carolina, Inc., a North Carolina corporation ("Surviving Corporation"), and CTS Communications, Inc., a South Carolina corporation ("Merging Corporation"), by which the Merging Corporation shall be merged with and into the Surviving Corporation.

        1.     The Surviving Corporation is a corporation duly incorporated, validly existing and in good standing under the laws of the State of North Carolina, with authorized capital stock consisting of 100 shares of common stock, all of which are validly issued and outstanding ("Surviving Corporation Shares"). All of the Surviving Corporation Shares are owned by Crossmann Communities, Inc., a corporation validly existing under the laws of the State of Indiana.

        2.     The Merging Corporation is a corporation duly incorporated, validly existing and in good standing under the laws of the State of South Carolina, with authorized capital stock consisting of 100,000 shares of common stock ("Merging Corporation Shares"), 1,000 of which are validly issued and outstanding. The outstanding Merging Corporation Shares are owned by James T. Callihan, Ralph R. Teal, Jr., and Jeffrey H. Skelley.

        3.     The Board of Directors of the Surviving Corporation and the Board of Directors of the Merging Corporation, respectively, have determined that it is desirable and in the best interests of the Surviving Corporation and the Merging Corporation that they be merged with and into the Surviving Corporation pursuant to the terms and conditions contained herein ("Merger") and have each, by resolutions duly adopted, approved the Merger and this Plan and have recommended that the Merger to be approved by the shareholders of each corporation.

        4.     The shareholders of the Surviving Corporation and the Merging Corporation have approved the Merger and this Plan by unanimous written consent and agreement.

        5.     The Merger shall become effective at 12:01 am on June 1, 1998, and such date and time shall be the "Effective Time" referred to in this Plan.

        6.     Articles of Merger shall be executed and filed with the Secretary of State of the State of North Carolina and the Secretary of State of South Carolina as provided, respectively, in the North Carolina Business Corporation Act ("NCBCA") and the South Carolina Business Corporation Act of 1988 ("SCBCA"). The Merger shall not be effective until the Effective Time.

        7.     The Surviving Corporation and the Merging Corporation shall be merged with and into the Surviving Corporation and the separate corporate existence of the Merging Corporation shall cease. The effect of the Merger shall be as provided under the NCBCA and the SCBCA. The Articles of Incorporation and the By-Laws of the Surviving Corporation in effect immediately prior to the Effective Time shall continue to be the Articles of Incorporation and By-Laws of the Surviving Corporation after the Effective Time. The directors and officers of the Surviving Corporation immediately prior to the Effective Time shall continue to serve in their capacity as the directors and officers of the Surviving Corporation following the Effective Time until their successors shall have been duly elected or appointed and qualified in the manner provided in the Articles of Incorporation and By-Laws of the Surviving Corporation, or as otherwise provided by the applicable provisions of the NCBCA.

        8.     As of the Effective Time, by virtue of the Merger and by operation of law, each Merging Corporation Share outstanding immediately prior to the Effective Time shall be converted into the right to receive cash, common shares of Crossmann Communities, Inc., and options to purchase common shares of Crossmann Communities, Inc., and all certificates representing Merging Corporation shares shall be deemed canceled and shall represent only the right to receive such consideration.

        9.     As of the Effective Time, by virtue of the Merger and by operation of law, each Surviving Corporation Share issued and outstanding at the Effective Time shall continue to be one issued and outstanding Surviving Corporation Share.

        10.   As of the closing of this Merger, the Merging Corporation shall deliver and surrender to the Surviving Corporation all Merging Corporation Shares issued and outstanding immediately prior to the Closing, and to the extent that such certificates are not available, the Merging Corporation shall execute such affidavits and indemnities and provide such bonds as the Surviving Corporation may reasonably require. Each certificate so surrendered shall forthwith be canceled.

State of North Carolina

Department of the Secretary of State

ARTICLES OF MERGER OR SHARE EXCHANGE

        Pursuant to §55-11-05 of the General Statutes of North Carolina, the undersigned corporation as the surviving corporation in a merger or the acquiring corporation in a share exchange, as the case may be, hereby submits the following Articles of Merger or Share Exchange.

1.
The name of the surviving or acquiring corporation is Crossmann Communities of North Carolina, Inc., a corporation organized under the laws of North Carolina; the name of the merged or acquired corporation is Pinehurst Builders, Inc., a corporation organized under the laws of North Carolina.

2.
Attached is a copy of the Plan of Merger or Share Exchange that was duly adopted in the manner prescribed by law by the board of directors of each of the corporations participating in the merger or share exchange.

3.
With respect to the surviving/acquiring corporation (check either a or b, whichever is applicable):

a.
☐    Shareholder approval was not required for the merger or share exchange.

b.
☒    Shareholder approval was required for the merger or share exchange, and the merger or share exchange was approved by the shareholders as required by Chapter 55 of the North Carolina General Statutes.

4.
With respect to the merged/acquired corporation (check either a or b, whichever is applicable):

a.
☐    Shareholder approval was not required for the merger or share exchange.

b.
☒    Shareholder approval was required for the merger or share exchange, and the merger or share exchange was approved by the shareholders as required by Chapter 55 of the North Carolina General Statutes.

5.
These articles will be effective upon filing unless a delayed date and/or time is specified: 12:01 am on June 1, 1998.

This the 29 day of May, 1998.

CROSSMANN COMMUNITIES OF NORTH CAROLINA, INC.
/s/ JENNIFER A. HOLIHER Signature
Jennifer A. Holiher, Secretary Type or Print Name and Title

NOTES:

1.
Filing fee is $50. This document and one exact or conformed copy of these articles must be filed with the Secretary of State.

2.
Certificate(s) of Merger must be filed pursuant to the requirements of NCGS §47-18.1.

CORPORATIONS DIVISION	300 N. SALISBURY ST.	RALEIGH, NC 27603-5909

PLAN OF MERGER

        The following sets forth the Plan of Merger ("Plan") of Crossmann Communities of North Carolina, Inc., a North Carolina corporation ("Surviving Corporation"), and Pinehurst Builders, Inc., a North Carolina corporation ("Merging Corporation"), by which the Merging Corporation shall be merged with and into the Surviving Corporation.

        1.     The Surviving Corporation is a corporation duly incorporated, validly existing and in good standing under the laws of the State of North Carolina, with authorized capital stock consisting of 100 shares of common stock, all of which are validly issued and outstanding ("Surviving Corporation Shares"). All of the Surviving Corporation Shares are owned by Crossmann Communities, Inc., a corporation validly existing under the laws of the State of Indiana.

        2.     The Merging Corporation is a corporation duly incorporated, validly existing and in good standing under the laws of the State of North Carolina, with authorized capital stock consisting of 10,000 shares of common stock ("Merging Corporation Shares"), 1,110 of which are validly issued and outstanding. The outstanding Merging Corporation Shares are owned by James T. Callahan, Ralph R. Teal, Jr., Jeffrey H. Skelley, and Henry Gilford Edwards.

        3.     The Board of Directors of the Surviving Corporation and the Board of Directors of the Merging Corporation, respectively, have determined that it is desirable and in the best interests of the Surviving Corporation and the Merging Corporation that they be merged with and into the Surviving Corporation pursuant to the terms and conditions contained herein ("Merger") and have each, by resolutions duly adopted, approved the Merger and this Plan and have recommended that the Merger to be approved by the shareholders of each corporation.

        4.     The shareholders of the Surviving Corporation and the Merging Corporation have approved the Merger and this Plan by unanimous written consent and agreement.

        5.     The Merger shall become effective at 12:01 am on June 1, 1998, and such date and time shall be the "Effective Time" referred to in this Plan.

        6.     Articles of Merger shall be executed and filed with the Secretary of State of the State of North Carolina as provided in the North Carolina Business Corporation Act ("NCBCA") The Merger shall not be effective until the Effective Time.

        7.     The Surviving Corporation and the Merging Corporation shall be merged with and into the Surviving Corporation and the separate corporate existence of the Merging Corporation shall cease. The effect of the Merger shall be as provided under the NCBCA. The Articles of Incorporation and the By-Laws of the Surviving Corporation in effect immediately prior to the Effective Time shall continue to be the Articles of Incorporation and By-Laws of the Surviving Corporation after the Effective Time. The directors and officers of the Surviving Corporation immediately prior to the Effective Time shall continue to serve in their capacity as the directors and officers of the Surviving Corporation following the Effective Time until their successors shall have been duly elected or appointed and qualified in the manner provided in the Articles of Incorporation and By-Laws of the Surviving Corporation, or as otherwise provided by the applicable provisions of the NCBCA.

        8.     As of the Effective Time, by virtue of the Merger and by operation of law, each Merging Corporation Share outstanding immediately prior to the Effective Time shall be converted into the right to receive cash, common shares of Crossmann Communities, Inc., and options to purchase common shares of Crossmann Communities, Inc., and all certificates representing Merging Corporation shares shall be deemed canceled and shall represent only the right to receive such consideration.

        9.     As of the Effective Time, by virtue of the Merger and by operation of law, each Surviving Corporation Share issued and outstanding at the Effective Time shall continue to be one issued and outstanding Surviving Corporation Share.

        10.   As of the closing of this Merger, the Merging Corporation shall deliver and surrender to the Surviving Corporation all Merging Corporation Shares issued and outstanding immediately prior to the Closing, and to the extent that such certificates are not available, the Merging Corporation shall execute such affidavits and indemnities and provide such bonds as the Surviving Corporation may reasonably require. Each certificate so surrendered shall forthwith be canceled.

State of North Carolina

Department of the Secretary of State

ARTICLES OF MERGER OR SHARE EXCHANGE

        Pursuant to §55-11-05 of the General Statutes of North Carolina, the undersigned as the surviving corporation in a merger or the acquiring corporation in a share exchange, as the case may be, hereby submits the following Articles of Merger or Share Exchange.

1.
The name of the surviving or acquiring corporation is Crossmann Communities of North Carolina, Inc., a corporation organized under the laws of North Carolina; the name of the merged or acquired corporation is Beach Vacations, Inc., a corporation organized under the laws of South Carolina.

2.
Attached is a copy of the Plan of Merger or Share Exchange that was duly adopted in the manner prescribed by law by the board of directors of each of the corporations participating in the merger or share exchange.

3.
With respect to the surviving/acquiring corporation (check either a or b, whichever is applicable):

a.
☐    Shareholder approval was not required for the merger or share exchange.

b.
☒    Shareholder approval was required for the merger or share exchange, and the merger or share exchange was approved by the shareholders as required by Chapter 55 of the North Carolina General Statutes.

4.
With respect to the merged/acquired corporation (check either a or b, whichever is applicable):

a.
☐    Shareholder approval was not required for the merger or share exchange.

b.
☒    Shareholder approval was required for the merger or share exchange, and the merger or share exchange was approved by the shareholders as required by Chapter 55 of the North Carolina General Statutes.

5.
These articles will be effective upon filing, unless a delayed date and/or time is specified: 12:01 am on June 1, 1998.

This the 29 day of May, 1998.

CROSSMANN COMMUNITIES OF NORTH CAROLINA, INC.
/s/ JENNIFER A. HOLIHER Signature
Jennifer A. Holiher, Secretary Type or Print Name and Title

NOTES:

1.
Filing fee is $50. This document and one exact or conformed copy of these articles must be filed with the Secretary of State.

2.
Certificate(s) of Merger must be filed pursuant to the requirements of NCGS §47-18.1.

CORPORATIONS DIVISION	300 N. SALISBURY ST.	RALEIGH, NC 27603-5909

PLAN OF MERGER

        The following sets forth the Plan of Merger ("Plan") of Crossmann Communities of North Carolina, Inc., a North Carolina corporation ("Surviving Corporation"), and Beach Vacations, Inc., a South Carolina corporation ("Merging Corporation"), by which the Merging Corporation shall be merged with and into the Surviving Corporation.

        1.     The Surviving Corporation is a corporation duly incorporated, validly existing and in good standing under the laws of the State of North Carolina, with authorized capital stock consisting of 100 shares of common stock, all of which are validly issued and outstanding ("Surviving Corporation Shares"). All of the Surviving Corporation Shares are owned by Crossmann Communities, Inc., a corporation validly existing under the laws of the State of Indiana.

        2.     The Merging Corporation is a corporation duly incorporated, validly existing and in good standing under the laws of the State of South Carolina, with authorized capital stock consisting of 100,000 shares of common stock ("Merging Corporation Shares"), 10,000 of which are validly issued and outstanding. The outstanding Merging Corporation Shares are owned by James T. Callihan, Ralph R. Teal, Jr., and Jeffrey H. Skelley.

        3.     The Board of Directors of the Surviving Corporation and the Board of Directors of the Merging Corporation, respectively, have determined that it is desirable and in the best interests of the Surviving Corporation and the Merging Corporation that they be merged with and into the Surviving Corporation pursuant to the terms and conditions contained herein ("Merger") and have each, by resolutions duly adopted, approved the Merger and this Plan and have recommended that the Merger to be approved by the shareholders of each corporation.

        4.     The shareholders of the Surviving Corporation and the Merging Corporation have approved the Merger and this Plan by unanimous written consent and agreement.

        5.     The Merger shall become effective at 12:01 am on June 1, 1998, and such date and time shall be the "Effective Time" referred to in this Plan.

        6.     Articles of Merger shall be executed and filed with the Secretary of State of the State of North Carolina and the Secretary of State of South Carolina as provided, respectively, in the North Carolina Business Corporation Act ("NCBCA") and the South Carolina Business Corporation Act of 1988 ("SCBCA"). The Merger shall not be effective until the Effective Time.

        7.     The Surviving Corporation and the Merging Corporation shall be merged with and into the Surviving Corporation and the separate corporate existence of the Merging Corporation shall cease. The effect of the Merger shall be as provided under the NCBCA and the SCBCA. The Articles of Incorporation and the By-Laws of the Surviving Corporation in effect immediately prior to the Effective Time shall continue to be the Articles of Incorporation and By-Laws of the Surviving Corporation after the Effective Time. The directors and officers of the Surviving Corporation immediately prior to the Effective Time shall continue to serve in their capacity as the directors and officers of the Surviving Corporation following the Effective Time until their successors shall have been duly elected or appointed and qualified in the manner provided in the Articles of Incorporation and By-Laws of the Surviving Corporation, or as otherwise provided by the applicable provisions of the NCBCA.

        8.     As of the Effective Time, by virtue of the Merger and by operation of law, each Merging Corporation Share outstanding immediately prior to the Effective Time shall be converted into the right to receive cash, common shares of Crossmann Communities, Inc., and options to purchase common shares of Crossmann Communities, Inc., and all certificates representing Merging Corporation shares shall be deemed canceled and shall represent only the right to receive such consideration.

        9.     As of the Effective Time, by virtue of the Merger and by operation of law, each Surviving Corporation Share issued and outstanding at the Effective Time shall continue to be one issued and outstanding Surviving Corporation Share.

        10.   As of the closing of this Merger, the Merging Corporation shall deliver and surrender to the Surviving Corporation all Merging Corporation Shares issued and outstanding immediately prior to the Closing, and to the extent that such certificates are not available, the Merging Corporation shall execute such affidavits and indemnities and provide such bonds as the Surviving Corporation may reasonably require. Each certificate so surrendered shall forthwith be canceled.

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  Exhibit 3.1(q)